UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2011

MYREXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34275	26-3996918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Chipeta Way

Salt Lake City, UT 84108

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (801) 214-7800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c), (d) and (e)

Appointment of Robert J. Lollini as President and Chief Executive Officer and as a Member of the Board of Directors

On September 6, 2011, the Board of Directors of Myrexis, Inc. (“Myrexis” or the “Company”) appointed Robert J. Lollini as President and Chief Executive Officer of the Company, and as a Class I member of the Board of Directors, effective September 6, 2011. As previously disclosed, Mr. Lollini was appointed interim President and Chief Executive Officer on July 21, 2011, in connection with the resignation of Adrian N. Hobden, Ph.D., as President and Chief Executive Officer and as a member of the Board of Directors of the Company. In connection with his appointment as President and Chief Executive Officer, Mr. Lollini resigned as Chief Financial Officer of the Company, effective September 6, 2011. Information regarding Mr. Lollini’s business experience is included in Myrexis’s Definitive Proxy Statement (File No. 001-34275) under the caption “Management and Corporate Governance—Executive Officers” filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2010, which is incorporated herein by reference. As a Class I member of the Board of Directors, Mr. Lollini fills the vacancy created by Dr. Hobden’s resignation, and will serve in accordance with the Bylaws of the Company until the 2013 Annual Meeting of Stockholders and thereafter until his successor is duly elected and qualified. Mr. Lollini will not serve on any committees of the Board of Directors.

On September 9, 2011, the Company and Mr. Lollini entered into an offer letter (the “Offer Letter”), which included the following compensation arrangements for Mr. Lollini’s service as President and Chief Executive Officer:

•	Base Salary: Effective September 6, 2011, Mr. Lollini’s annual base salary is $395,000.

•	Payment for Service as Interim CEO: For his service as the Company’s interim President and Chief Executive Officer, Mr. Lollini will receive a $25,000 cash payment.

•	Annual Bonus: Mr. Lollini will be eligible for an annual bonus of up to 50% of his base salary, to be determined in the sole discretion of the Board of Directors.

•

Stock Options: At the next regularly scheduled meeting of the Compensation Committee, the Compensation Committee will grant Mr. Lollini a stock option to purchase up to 300,000 shares of the Company’s common stock under the Company’s 2009 Employee, Director and Consultant Equity Incentive Plan, which option will vest over four years as to 25% of the shares on each anniversary of the date of grant, and will have an exercise price equal to the closing price of the Company’s common stock on the date of grant.

•

Amendment of Executive Severance and Change in Control Agreement: The Compensation Committee authorized an amendment of Mr. Lollini’s Executive Severance and Change in Control Agreement, dated February 1, 2010 (the “Severance Agreement”), which Severance Agreement is more fully described in and filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 4, 2010 (File No. 001-34275), pursuant to which the benefits Mr. Lollini is eligible to receive upon a termination by the Company that is not in connection with a Change in Control (other than for Cause, Disability or death) or by Mr. Lollini for Good Reason (as such capitalized terms are defined in the Severance Agreement), were amended as follows:

•	Payment in a lump sum amount equal to one times his then current annual base salary (increased from six months of base salary);

•	payment in a lump sum amount equal to one times his then current fiscal year target bonus amount (increased from 50%); and

•	continuation of health benefits for up to 12 months (increased from 6 months).

In the event of the above-described termination, Mr. Lollini is also entitled to payment in a lump sum amount of his base salary through the date of termination, a pro rata portion of his then current fiscal year target bonus amount, and any accrued vacation pay to the extent not previously paid, as provided in the Severance Agreement entered into on February 1, 2010, and which terms have not been amended.

Mr. Lollini is also a party to an Executive Employment Agreement, dated July 1, 2009, with the Company (the “Employment Agreement”), the form of which is filed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009 filed with the SEC on September 28, 2009 (File No. 001-34275). With the exception of the changes in compensation as described above, the Employment Agreement remains in effect.

The foregoing description of the employment arrangements with Mr. Lollini do not purport to be complete and are qualified in their entirety by reference to (1) the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, (2) the First Amendment to Executive Severance and Change in Control Agreement between the Company and Mr. Lollini entered into on September 9, 2011, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference, (3) the Severance Agreement, and (4) the Employment Agreement.

Appointment of Andrea Kendell as Chief Financial Officer

On September 6, 2011, the Board of Directors appointed Andrea Kendell as Chief Financial Officer of the Company. Ms. Kendell, age 39, has served as Myrexis’s Vice President, Finance and Human Resources since June 2010. She joined the Company in May 2009 as Corporate Controller. Prior to joining Myrexis, Ms. Kendell held senior management positions with Moog Medical Devices Group, formerly ZEVEX, Inc., a publicly traded international medical device manufacturing company serving as Corporate Controller from January 1997 to March 2007, and Group Financial Manager from March 2007 to May 2009. Ms. Kendell received a B.A. in Accounting and a M.A. in Accounting from Westminster College, Salt Lake City, Utah.

The Compensation Committee is in the process of reviewing Ms. Kendell’s compensation arrangements.

Item 8.01	Other Events.

On September 8, 2011, the Company issued a press release announcing Mr. Lollini’s appointment as President and Chief Executive Officer and as a member of the Board of Directors, and Ms. Kendell’s appointment as Chief Financial Officer. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Offer Letter by and between Myrexis, Inc. and Robert J. Lollini, dated September 9, 2011.

10.2	First Amendment, dated September 9, 2011, to Executive Severance and Change in Control Agreement by and between Myrexis, Inc. and Robert J. Lollini, dated February 1, 2010.

99.1	Press Release dated September 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYREXIS, INC.

Dated: September 12, 2011	/s/ Andrea Kendell
Andrea Kendell
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter by and between Myrexis, Inc. and Robert J. Lollini, dated September 9, 2011.

10.2	First Amendment, dated September 9, 2011, to Executive Severance and Change in Control Agreement by and between Myrexis, Inc. and Robert J. Lollini, dated February 1, 2010.

99.1	Press Release dated September 8, 2011.